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Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated September 21, 2016

Important Notice Regarding Changes in Fund Name and Investment Strategy for Invesco International Total Return Fund

The purpose of this supplement is to provide you notice of anticipated changes to the current Prospectuses and Statement of Additional Information for Class A, B, C, Y, R5 and R6 shares of Invesco International Total Return Fund.

The Board of Trustees of AIM Investment Funds (Invesco Investment Funds) has approved changes to the Invesco International Total Return Fund’s (the “Fund”) name, principal investment strategies, non-fundamental investment restrictions, and dividend distribution frequency in connection with repositioning the Fund as a globally diverse fixed income fund, effective on or about December 1, 2016.

Accordingly, effective on or about December 1, 2016, the Fund’s Summary and Statutory Prospectuses and Statement of Additional Information (SAI) will be revised as follows:

1.	The Fund will be renamed “Invesco World Bond Fund.”

2.	The following or similar information will replace in its entirety similar information appearing in the “Strategies” sections of the Fund’s Summary and Statutory Prospectuses:

“The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowing for investment purposes) in fixed income securities, and in derivatives and other instruments that have economic characteristics similar to such securities. Fixed income securities that the Fund may invest in include U.S. and foreign government, corporate or agency securities of varying maturities, including securitized securities, such as asset-backed and mortgage-backed securities, and commercial paper and other short-term debt instruments.

The Fund will invest in securities of U.S. and foreign issuers, including securities of issuers located in emerging markets countries; i.e., those that are in the early stages of their industrial cycles. Under normal circumstances, the Fund will provide exposure to investments that are economically tied to at least three countries, including the United States, but the Fund is permitted to invest substantially all of its assets in securities of foreign issuers, including securities of issuers located in emerging markets countries.”

3.	The Fund will also be authorized to make greater use of derivative instruments in implementing its investment strategies.

4.	The risk sections of the Fund’s Summary and Statutory Prospectuses will be updated to include risks that correspond with changes to the Fund’s principal investment strategies.

5.	The following information will be added to the information appearing in section (9) under the sub-heading “Non-Fundamental Restrictions” in the SAI:

“(j) Invesco World Bond Fund invests, under normal circumstances, at least 80% of its assets in fixed income securities.”

6.	The Fund will change its broad-based/style specific index and peer group index.

7.	The Fund’s investment adviser, Invesco Advisers, Inc. (the “Adviser”), will remain the same; however, (i) Invesco Asset Management Limited will serve as the Fund’s investment sub-adviser and (ii) an additional portfolio manager will be added to the portfolio management team.

8.	The annual total expense ratios of the Fund will be lowered from 1.10%, 1.85%, 1.85%, 0.85%, 0.85% and 0.85% for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively, to 0.94%, 1.69%, 1.69%, 0.69%, 0.69% and 0.69%, respectively, pursuant to a new contractual fee waiver agreement with the Adviser.

9.	The Fund will change its dividends distribution frequency from quarterly to monthly.

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